UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

660 Newport Center Drive, Suite 300
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.	☐

Explanatory Note

On January 18, 2022, Landsea Homes Corporation, a Delaware corporation (the “Company”), and its wholly owned subsidiary, Landsea Homes of Florida LLC, a Delaware corporation (“Buyer”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with SAM Building Partners, LLC and Edge Creek Ventures, LLC, as the sellers, and SWO Holdings Irrevocable Trust dated April 3, 2017, AJO Holdings Irrevocable Trust dated April 3, 2017, JMO Holdings Irrevocable Trust dated April 3, 2017, Stephen W. Orosz, Andrew J. Orosz, and J. Matthew Orosz, pursuant to which Buyer acquired (including the transactions related thereto, the “Acquisition”) all the membership interests of Hanover Family Builders, LLC, a Florida-based homebuilder , which Acquisition closed concurrently with the execution of the Purchase Agreement. On January 20, 2022, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the consummation of the Acquisition and entry into the Hanover Agreement, and indicating that the Company intended to provide the required Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information through an amendment to the Original Form 8-K no later than 71 days from the date on which the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends the Original Form 8-K to provide such financial statements and information.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The audited consolidated financial statements of Hanover Family Builders, LLC and subsidiaries as of and for the years ended December 31, 2021 and December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information:

The unaudited pro forma condensed combined financial statements of Hanover Family Builders, LLC and subsidiaries as of and for the year ended December 31, 2021, giving effect to the Acquisition, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

 (c) Exhibits

Exhibit No.	Description
21.1	Consent of BKHM, PA, independent auditors of Hanover Family Builders, LLC and subsidiaries
99.1	Audited consolidated financial statements of Hanover Family Builders, LLC and subsidiaries for the years ended December 31, 2021 and December 31, 2020.
99.2	Unaudited pro forma condensed combined financial statements of Hanover Family Builders, LLC and subsidiaries as of and for the year ended December 31, 2021, giving effect to the Acquisition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: March 29, 2022	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary